UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ADEONA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3930 VARSITY DRIVE
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Adeona Pharmaceuticals, Inc.:

We hereby notify you that the 2010 annual meeting of stockholders of Adeona Pharmaceuticals, Inc., a Nevada corporation, will be held on November 2, 2010 at 9:00 a.m. (Eastern time), at 3930 Varsity Drive, Ann Arbor, Michigan 48108 for the following purposes:

(1)	to elect five directors to our board of directors to hold office until our next annual meeting of stockholders and until their successors are elected;

(2)	to approve the Adeona Pharmaceuticals, Inc. 2010 Stock Incentive Plan;

(3)	to ratify the appointment of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2010; and

(4)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our board of directors has fixed the close of business on September 23, 2010 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2010 annual meeting. The list of the stockholders of record as of the close of business on September 23, 2010 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 23, 2010 AT WWW.ADEONAPHARMA.COM.

Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended December 31, 2009.  Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,

/s/ James S. Kuo
Chairman, President and Chief Executive Officer
Ann Arbor, Michigan
September 30, 2010

ADEONA PHARMACEUTICALS, INC.
3930 VARSITY DRIVE
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

PROXY STATEMENT

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Adeona Pharmaceuticals, Inc., a Nevada corporation (“we,” us,”  or “the Company”), in connection with the solicitation of proxies on behalf of our board of directors for use at the Company’s 2010 annual meeting of stockholders to be held on November 2, 2010 at 9:00 a.m. (Eastern time), at Adeona Pharmaceuticals, Inc. 3930 Varsity Drive, Ann Arbor, MI, and at any adjournment or postponement of our annual meeting. The purpose of the annual meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The board of directors knows of no other business that will come before the annual meeting.

The notice of our 2010 annual meeting, this proxy statement, and a proxy card, together with our Annual Report on Form 10-K for our fiscal year ended December 31, 2009, are being mailed to our stockholders on or about September 30, 2010.  (Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.)  The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our board of directors is soliciting votes FOR each of the nominees for election to our board of directors, FOR the approval of our 2010 Stock Incentive Plan and FOR the ratification of the appointment of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2010.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?
A:
The board of directors is providing these proxy materials for you in connection with our 2010 annual meeting of stockholders, which is scheduled to take place on November 2, 2010. As a shareholder of record as of September 23, 2010, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?
A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What items of business will be voted on at the annual meeting?
A:
The three items of business scheduled to be voted on at the annual meeting are (1) the election of our directors, (2) approval of the 2010 Stock Incentive Plan and (3) the ratification of our independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the board of directors recommend that I vote?
A:	The board of directors recommends that you vote your shares FOR each of the nominees to our board, FOR approval of the 2010 Stock Incentive Plan and FOR ratification of the independent auditors.

Q:	What shares can I vote?
A:
You may vote or cause to be voted all shares owned by you as of the close of business on September 23, 2010, the record date. These shares include (1) shares held directly in your name as a stockholder of record; and (2)  held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed a proxy card for you to use to grant a voting proxy to the board of directors.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the shareholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:	May I attend the annual meeting?
A:
You are entitled to attend the annual meeting only if you were a stockholder of the Company as of the close of business on September 23, 2010, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to September 23, 2010, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. (Eastern time). Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the annual meeting?
A:
You may vote by ballot in person at the annual meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?
A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our board of directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:	Can I change my vote?
A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. James S Kuo, Chairman, Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108.

Q:	Can I revoke my proxy?
A:
You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	Who can help answer my questions?
A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Dr. James S. Kuo, Chairman, Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108, (734) 332-7800.

Q:	How are votes counted?
A:	In the election of directors, you may vote FOR all of the five nominees or you may direct your vote to be WITHHELD with respect to any one or more of the five nominees.

With respect to the other proposals, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you vote ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors, namely FOR all of the Company’s nominees, FOR approval of the 2010 Stock Incentive Plan and FOR ratification of the independent auditors. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?
A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on September 23, 2010 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in street name” and you do not tell the nominee how to vote your shares) are not relevant in determining whether a quorum is present at the meeting.

Q:	What is the voting requirement to approve each of the proposals?
A:
In the election of directors, the five persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee. You do not have the right to cumulate your votes.

Each of the other proposals requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on these proposals will have the same effect as a vote against the proposal. Broker non-votes will have no effect on these proposals.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K which will be filed within four days of the meeting.

Q:	What happens if additional matters are presented at the annual meeting?
A:
Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Dr. James S. Kuo, our Chief Executive Officer, President and Chairman and Mr. Steve H. Kanzer, a director, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:	How many shares are outstanding and how many votes is each share entitled?
A:
Each share of our common stock that is issued and outstanding as of the close of business on September 23, 2010, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote on each matter. On the record date, 23,173,228 shares of common stock were issued and  23,091,746 shares of common stock were outstanding.

Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:
The board of directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?
A:
You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us by June 2,   2011.  Those proposals also will need to be received by us a reasonable time before we begin to print and send our proxy materials for that meeting and must comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials

PROPOSAL ONE
ELECTION OF DIRECTORS

The board of directors, based on the recommendation of the nominating committee of the board of directors, has nominated for election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Director Since

James S. Kuo, M.D., M.B.A.	46	Chairman	2007
Steve H. Kanzer, CPA, JD	46	Director	2001
Jeffrey J. Kraws (2)	46	Director	2006
Jeff Riley (1)(3)	47	Director	2010
Jeff Wolf, Esq. (1)(2)(3)	47	Director	2006

(1) Member of the audit committee
(2) Member of the compensation committee
(3) Member of the nominating committee

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION OF EACH OF THESE NOMINEES.

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described nominees.

 DIRECTOR INDEPENDENCE

No director or executive officer of the Company is related to any other director or executive officer. None of the Company’s officers or directors hold any directorships in any other public company. A majority of our board members are independent in compliance with the applicable listing standards of the NYSE Amex stock exchange. The independent directors and nominees are Jeffrey J. Kraws, Jeff Wolf, and Jeff Riley.

INFORMATION ABOUT THE NOMINEES

Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

JAMES S. KUO, M.D., M.B.A. Dr. Kuo has been a director since February 2007.   Effective February 6, 2010, Dr. Kuo was appointed as our Chairman of the Board, Chief Executive Officer and President.   Dr Kuo was the Chairman and Chief Executive Officer of Cordex Pharma, Inc., a public biopharmaceutical company, from September 2007 until February 1, 2010 and remained as a director until March 13, 2010. From 2003 to 2006, he served as founder, Chairman and Chief Executive Officer of BioMicro Systems, Inc. a private venture-backed, microfluidics company.  Prior to that time, Dr. Kuo was a founder, President and Chief Executive Officer of Discovery Laboratories, Inc. where he raised over $22 million in initial private funding and was instrumental in the company going public. Dr. Kuo was also a founder and board member of Monarch Labs, LLC, a private medical device company. Dr. Kuo is the former Managing Director of Venture Analysis for Healthcare Ventures, LLC, which managed $378 million in venture funds. He has also been a senior licensing and business development executive at Pfizer, Inc., where he was directly responsible for cardiovascular licensing and development. After studying molecular biology and receiving his B.A. at Haverford College, Dr. Kuo simultaneously received his M.D. from the University of Pennsylvania School of Medicine and his M.B.A. from the Wharton School of Business.  From 2004 until October 2009 Dr. Kuo also served as a director of Soligenix, Inc.

STEVE H. KANZER, CPA, JD. Mr. Kanzer is our co-founder and served as our President from our inception in February 2001 until May 2006.   Mr. Kanzer previously served as our Chief Executive Officer from September 2004 until November 208, Chairman of the Board until February 6, 2010 and currently serves as a director.    Mr. Kanzer has also been a director and officer of our subsidiaries, including Solovax, Inc., Effective Pharmaceuticals, Inc., Putney Drug Corp. Epitope Pharmaceuticals, Inc. and CD4 Biosciences, Inc. Since December 2000, he has served as co-founder and Chairman of Accredited Ventures Inc. and Accredited Equities Inc., a venture capital firm and FINRA-member investment bank, respectively, which both specialize in the biotechnology industry. Mr. Kanzer was co-founder, Chairman, President and Chief Executive Officer of Developmental Therapeutics, Inc., a cardiovascular drug development company which was developing an oral thyroid hormone analog, DITPA, for congestive heart failure. Developmental Therapeutics was acquired in October 2003 by Titan Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. Prior to founding Accredited Ventures and Accredited Equities in December 2000, Mr. Kanzer served as Senior Managing Director-Head of Venture Capital at Paramount Capital from 1991 until December 2000. While at Paramount Capital, Mr. Kanzer was involved in the formation and financing of a number of biotechnology companies and held various positions in these companies. From 1995 through 1999, Mr. Kanzer was founding Chairman of the Board of Discovery Laboratories, Inc., a public biotechnology company that has a pending NDA for a drug called SURFAXIN ® which Mr. Kanzer licensed in 1995. From 1997 until 2000, Mr. Kanzer was founding President of PolaRx Biopharmaceuticals, Inc., a biopharmaceutical company that licensed and developed TRISENOX ® (arsenic trioxide), a leukemia drug that was approved by the FDA in 2000 and which currently holds the FDA record for fastest drug ever developed from IND filing until NDA approval (30 months). PolaRx was merged with Cell Therapeutics Inc. (NASDAQ:CTIC) in January 2000, and Cephalon acquired the rights to TRISENOX ® in 2005 for $165 million. In March 1998, Mr. Kanzer led the privatization of the Institute for Drug Research Kft. (IDR) in Budapest, Hungary, a 400-employee, 26 acre pharmaceutical research and development center. Since 1950, IDR operated as the central pharmaceutical R&D center for the country of Hungary, served the active pharmaceutical ingredients (API) needs of Eastern Europe, and performed original drug discovery research, resulting in the registration of over 80 API products. Mr. Kanzer served as Chief Executive Officer of IDR from March 1998 and led the sale of IDR to IVAX Corporation, a publicly traded corporation in October 1999. Mr. Kanzer has also been a co-founder and director of 23 biotechnology companies, including Avigen, Inc., XTLBio, Boston Life Sciences, Inc. and Titan Pharmaceuticals, Inc., all publicly traded companies. Prior to joining Paramount Capital in 1992, Mr. Kanzer was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom in New York where he specialized in mergers and acquisitions. Mr. Kanzer received his J.D. from New York University School of Law in 1988 and a B.B.A. in Accounting from Baruch College in 1985, where he was a Baruch Scholar. Mr. Kanzer is active in university-based pharmaceutical technology licensing and has served as Co-Chair of the New York Chapter of the Licensing Executives Society.

JEFFREY J. KRAWS. Mr. Kraws has been a director since January 2006.  Mr. Kraws  is Chief Executive Officer and co-founder of Crystal Research Associates. Well known and respected on Wall Street, Mr. Kraws has received some of the most prestigious awards in the industry. Among other awards, he was given a 5-Star Rating” in 2001 by Zacks and was ranked the number one analyst among all pharmaceutical analysts for stock performance in 2001 by Starmine.com. Prior to founding Crystal Research Associates, Mr. Kraws served as co-president of The Investor Relations Group (IRG), a firm representing primarily under-followed, small-capitalization companies. Previously, Mr. Kraws served as a managing director of healthcare research for Ryan Beck & Co. and as director of research/senior pharmaceutical analyst and managing director at Gruntal & Co., LLC (prior to its merger with Ryan Beck & Company). Mr. Kraws served as managing director of the healthcare research group and senior pharmaceutical analyst at First Union Securities (formerly EVEREN Securities); as senior U.S. pharmaceutical analyst for the Swedish-Swiss conglomerate Asea Brown Boveri; and as managing director and president of the Brokerage/Investment Banking operation of ABB Aros Securities, Inc. He also served as senior pharmaceutical analyst at Nationsbanc Montgomery Securities, BT Alex Brown & Sons, and Buckingham Research. Mr. Kraws also has industry experience, having been responsible for competitive analysis within the treasury group at Bristol-Myers-Squibb Company. He holds an MBA from Cornell University and a B.S. degree from State University of New York-Buffalo. During 2006 through February 2007, Mr. Kraws served as our Vice President of Business Development, on a part-time basis.

JEFF RILEY Mr. Riley has been a director since March 16, 2010. Since November 2009, Mr. Riley has served as the Managing Director of Black Crow Ventures, a life science-focused consulting firm with a commercial and transactional focus. He sits on the advisory boards of an Australia-based venture fund (Queensland Biocapital Fund) and Ruga Corporation, a Stanford University spin-out drug discovery company focused on endoplasmic reticulum stress targets. Mr. Riley has held senior corporate and commercial development positions with biotech companies Amphora Discovery, Ontogen Corporation, and AvMax. In these positions, he was responsible for raising equity and negotiating alliances including in-licensing, out-licensing, distribution agreements, technology acquisitions and research agreements with large pharmaceutical companies and government agencies. Mr. Riley's pharmaceutical experience includes commercial management and mergers and acquisition roles for Pfizer and SmithKline Beecham. Additionally, Mr. Riley served as CFO and VP Corporate Development for Nichols Institute Diagnostics, a CLIA-certified molecular diagnostics and reference lab, later acquired by Quest Diagnostics. Prior to attending university, Mr. Riley served in the U.S. Army.

JEFF WOLF, ESQ. Mr. Wolf has substantial experience in creating, financing, nurturing and growing new ventures based upon breakthrough research and technology. Mr. Wolf is the founding partner of Seed-One Ventures, LLC, a venture capital group focused on seed-stage technology-based investments. Mr. Wolf has been a founder of Elusys Therapeutics, Inc., an antibody-based therapeutic company, Tyrx Pharma, Inc., a biopolymer-based company, Sensatex, Inc., a medical device company and Generation Mobile, Inc. a telecommunications company. Prior to founding Seed-One Ventures, Mr. Wolf served as the Managing Director of The Castle Group, Ltd., a biomedical venture capital firm. At both organizations, Mr. Wolf was responsible for supervising the formation and funding of new technology, biomedical, and service oriented ventures. Mr. Wolf currently sits on the board of Elusys Therapeutics and Netli, Inc. Mr. Wolf received his MBA from Stanford Business School, his JD from New York University School of Law and his BA with honors in Economics from the University of Chicago.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

We formed an audit committee, compensation committee and nominating committee of our board of directors in 2007.

Audit Committee

The members of the audit committee are Jeff Wolf and Jeff Riley. The primary purpose of the audit committee is to act on behalf of the board of directors in its oversight of all material aspects of the Company’s accounting and financial reporting processes, internal controls and audit functions, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

            The duties of the audit committee include the hiring and retaining of the Company’s independent registered public accounting firm, which reports to the audit committee. The committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The formal report of the audit committee for fiscal year 2009 is set forth under the caption “Report of the Audit Committee” in Proposal Three.

Our board of directors has determined that each of the members of its audit committee are independent and that each of  Mr. Wolf and Mr. Riley is an audit committee “financial expert” within the meaning of the regulations of the United States Securities and Exchange Commission.

The audit committee has adopted a formal written charter, a copy of which is available on the Company’s web site at www.adeonapharma.com in the Investor Information portion of the site.

Compensation Committee

The members of the compensation committee are Jeff Wolf (Chairman) and Jeff Kraws. This committee determines, approves, and reports to the board of directors on all elements of compensation of our executive officers. The compensation committee also has the power to prescribe, amend, and rescind rules relating to the Company’s stock incentive plans, to grant options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

Each of Messrs. Wolf and Kraws are “independent” under the applicable rules of the NYSE Amex, LLC.

The compensation committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available at the Investor Information section of our website at www.adeonapharma.com.

Our compensation committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full board for determination. In each case, the committee takes into account the results achieved by the executive, his future potential, and his scope of responsibilities and experience. At the compensation committee’s meetings during our fiscal year ended December 31, 2009, the committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The committee’s philosophy is to provide a compensation package that attracts and retains superior executive talent and delivers higher rewards for superior performance and consequences for underperformance. It is also the committee’s practice to provide a balanced mix of cash and equity-based compensation that aligns both the short and long-term interests of our executives with that of our shareholders.

The committee seeks to attract and retain executive talent by offering competitive base salaries, annual performance incentive opportunities and long-term incentives. Base salaries for certain executives is set by their respective employment contracts. Apart from these contractual commitments, the committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience. The committee therefore compares the compensation for our senior management with the compensation at several comparable companies, including those companies that are included in the S&P SmallCap 600 Pharmaceuticals index. The committee also considers changes in the consumer price index when determining base salaries.

The committee also makes recommendations to the full board for determining annual incentive bonuses. Although the committee does not use any fixed formula in determining annual incentive bonuses, it does link them to financial objectives of importance to the Company, including revenue and earnings growth, return on invested capital, and creation of shareholder value. The committee focuses on individual performance, which enables the committee to differentiate among executives and emphasize the link between personal performance and compensation.

The committee also reviews and recommends long-term incentive compensation for each executive including grants of stock options. The committee believes that this long-term incentive compensation aligns the interests of the Company’s executives with those of its shareholders and furthers executive retention.

Nominating Committee

The members of the nominating committee are Jeff Riley (Chairman) and Jeff Wolf. This committee performs the following functions:

•	It considers, and recommends to the board of directors, individuals for appointment or election as directors;

•	It recommends to the board of directors individuals for appointment to vacancies on any committee of the board of directors;

•	It makes recommendations to the board of directors regarding any changes to the size of the board of directors or any committee;

•	It reports to the board of directors on a regular basis, not less than once a year; and

•	It performs any other duties or responsibilities expressly delegated to the committee by the board of directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the nominating committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the committee first determines whether the nominee must be independent for NYSE Amex LLC stock exchange purposes or whether the candidate must qualify as an Audit Committee Financial Expert. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The nominating committee also will consider nominees recommended by our stockholders. The nominating committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties.  The nominating committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The nominating committee endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Shareholders wishing to directly recommend candidates for election to the board of directors at our next annual meeting must do so by giving written notice to: Chairman of the Nominating Committee, Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108. Any such notice must, for any given annual meeting, be delivered to the chairman by June 2, 2011. The notice must state (1) the name and address of the shareholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending shareholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

In considering any person recommended by one of our shareholders, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors. Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

The nominating committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available at the Investor Information section of our website at www.adeonapharma.com.

Board Leadership Structure

We currently have the same person serving as our Chairman of the Board and Chief Executive Officer and we do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board.  Due to the size of our Company, we believe that this structure is appropriate.     Dr. Kuo has served as the Chairman of the Board since February 2010.  He also serves as our Chairman and Chief Executive Officer.  In serving as Chairman of the Board, Dr. Kuo serves as a significant resource for  other members of management and the Board.

We do not have a separate lead director. We believe the combination of  Dr. Kuo as our Chairman of the Board and Chief Executive Officer has been an effective structure for the Company.  Our current structure is operating effectively to foster productive, timely and efficient communication among the independent directors and management.  We do have active participation in our committees by our independent directors, who comprise all of the members of all of our committees.   Each committee performs an active role in overseeing our management and there are complete and open lines of communication with the management and independent directors.

 Oversight of Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  The Board regularly reviews information regarding the Company’s strategy, finances and operations, as well as the risks associated with each.  The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance.  The Audit Committee undertakes, at least annually, a review to evaluate these risks.  Individual members of the Audit Committee are each assigned an area of risk to oversee.  The members then meet separately with management responsible for such area, including the Company’s chief accounting officer, internal auditor and counsel, and report to the Committee on any matters identified during such discussions with management.  The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may direct any communications intended for the board of directors to the Company’s Corporate Secretary Lara Guzman at (734) 332-7800 by facsimile to (734) 332-7878, or by mail to Corporate Secretary, Adeona Pharmaceuticals, Inc.

This centralized process assists the board of directors in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, and has also instructed the corporate secretary to review all shareholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the board of directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2009, our board of directors held 10 meetings. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2009 attended more than 75% of those board meetings.

During our fiscal year ended December 31, 2009, our audit, compensation and nominating committees met 4 times, 1 time and 1 time respectively.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2009, except that: (i) Messrs. Kraws, Wolf and Kuo each inadvertently failed to timely file a Form 4 disclosing a grant of options in December 2009 issued as compensation for service as directors; and (ii) Max Lyon, a former officer and director inadvertently failed to file a Form 3 when he was appointed and a Form 4 disclosing a grant of options in a timely manner .  The Form 3 and 4s have since been filed.

CORPORATE GOVERNANCE

We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance and will continue to monitor developments and make adjustments from time to time to ensure compliance in this area. Information regarding our corporate governance that is not provided below is described elsewhere in this proxy statement.

Code of Conduct and Ethics

We adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. This Code is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations. A copy of the Code of Conduct and Ethics is available in the Investor Information section of our website at www.adeonapharma.com.

Code of Ethics for Financial Management

We adopted a Code of Ethics for Financial Management that applies to all the persons at the Company that are responsible for our Company’s financial management. This Code is intended to promote professional conduct in our financial management. A copy of our Code of Ethics for Financial Management is available at the Investor Information section of our website at www.adeonapharma.com .. Violations of the Code of Ethics for Financial Management may be reported anonymously to our audit committee and may result in disciplinary action.

Personal Loans to Executive Officers and Directors

We comply with, and will operate in a manner consistent with, federal legislation outlawing extensions of credit in the form of personal loans to or for our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses information for the fiscal years ended December 31, 2009  and 2008 regarding the total compensation we paid to our principal executive officer, principal financial officer  and two other most highly compensated executive officer who served as executive officers during such years.

Name and Principle Position	Year	Bonus	Salary ($)	Options Awarded		All Other Annual Compensation	Total

Steve H. Kanzer, CPA, JD	2009		1	-		-	1
Chairman & Chief Executive Officer (1)	2008		195,000	-			195,000

Nicholas Stergis,	2009		146,250	0			146,250
Former Chief Executive Officer (2)	2008		171,760	576,000			747,760

Max Lyon(3)	2009		104,519	152,000			256,519
Former Chief Executive Officer and Former	2008		—	—			—
Chief Financial Officer

David Newsome,	2009		97,308	67,200	(4)		164,508
Former Chief Medical Officer	2008		157,039	—			157,039

Charles Bisgaier, PHD.,	2009		—				—
Former President	2008		57,044				57,044

(1)	Mr. Kanzer was our Chairman until February 2010. In addition, he served as our Chief Executive Officer from 2005 to July 1, 2008 and interim Chief Executive Officer from March 2009 until June 2009.
(2)
Mr. Stergis served as CEO from July 1, 2008  until March 29, 2009. The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model. The weighted average assumptions used for the valuation of these option awards are as follows: Expected dividends 0%; Expected volatility 100.24% - 225.79%; Risk free interest rate ranging from 2.96% - 4.76%; Expected life of options 10 years.

(3)
Mr. Lyons served as CEO from June 26, 2009 until February 6, 2010. The fair value of the options he received totaled $152,000 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 203.8%; risk free interest rate of 3.52% and an expected life of 10 years.

(4)
The fair value of the options totaled $67,200 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 209.00%, risk free interest rate of 2.96% and an expected life of 10 years.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name and Principal Position	Number of securities underlying options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise Price ($/Sh)	Expiration date

Max Lyon Former Chief Executive Officer	400,000	40.8%	.38	6/25/2019

The following table discloses information regarding outstanding equity awards as of December 31, 2009 for each of our senior executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name and Principal	Number of securities underlying unexercised options/exercisable	Number of securities underlying unexercised options/un-exercisable	Option exercise price	Option expiration date
Steve Kanzer Former Chief Executive Officer	271,058	0	$2.01	10/30/2016

Max Lyon Former Chief Executive Officer	105,000	295,000	$.38	6/25/2019

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2009, the number of stock options and restricted common stock outstanding under our equity compensation plans, the weighted average exercise price of outstanding options and restricted common stock and the number of securities remaining available for issuance were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Plans Approved By Shareholders	1,230,354	$1.10	259,366
2001 Stock Incentive Plan
2007 Stock Incentive Plan	1,240,978	$1.44	978,324
Total Plans Approved By Shareholders	2,561,332	$1.26	1,237,690

Equity Plans Not approved By Shareholders	0	.00	0

Total All Plans	2,561,332	$1.26	1,237,690

Employment Agreements

In January 2005, the Company entered into a four-year employment agreement with Steve H. Kanzer, the Company’s then Chairman and Chief Executive Officer. Pursuant to that agreement, Mr. Kanzer was entitled to receive an annual base salary of $297,000 and annual bonuses equal to 30% of his base salary, plus a ten-year option to acquire 271,058 shares of common stock at the completion of the Company’s private placement that occurred on October 31, 2006. However, Mr. Kanzer did not take any of the salary or bonuses he was entitled to under this agreement, but did exercise his stock options, which had vested on or before December 31, 2008.  The fair value of the options totaled $544,827 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 200%, risk free interest rate of 4.61% and an expected life of 10 years.

On November 2, 2007, the Board of Directors approved an amended and restated employment agreement for Mr. Kanzer. The amended employment agreement provided that he be paid a base salary of $195,000 per year plus a guaranteed bonus of $100,000 (of which he took only $45,000 in January 2008). The agreement also called for discretionary transactional bonuses. In addition and for no additional consideration, Mr. Kanzer formally waived the receipt of any unpaid salary and bonuses payable under the original agreement, which amounted to $275,645. This amount was treated as a capital contribution to the Company in September 2007.

On July 1, 2008, Mr. Kanzer resigned his position as Chief Executive Officer, but remained as the Chairman of the Board of Directors until February 6, 2010.  Today he continues to serve as a director on the Company’s Board of Directors.  He also served as interim Chief Executive Officer from March 2009 until June 2009.

Also on July 1, 2008, the Company's Board of Directors appointed Nicholas Stergis (the then Vice Chairman of the Board and former Chief Operating Officer of the Company’s Effective Pharmaceuticals subsidiary) as Chief Executive Officer and approved his compensation package, which increased Mr. Stergis’s annual cash compensation from $150,000 per annum to $195,000 per annum salary, and included a six month severance clause.  Mr. Stergis was also eligible for a bonus at the discretion of the Board of Directors.  The Company also granted  him a ten year option to purchase 800,000 shares of the Company’s common stock, exercisable at $0.72 per share, with one-quarter of the options vesting immediately, and the remainder vesting quarterly in equal increments over three years.   The fair value of the options totaled $576,000 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 225.79%, risk free interest rate of 3.95% and an expected life of 10 years.

Effective March 29, 2009, Mr. Stergis resigned his position as the Company’s Chief Executive Officer, and was paid severance of $97,500 over six months, ending September 2009.  Per the terms of the agreement, 500,000 unvested stock options were cancelled on March 29, 2009 and 300,000 vested options that were unexercised cancelled on June 28, 2009. On August 20, 2009 Mr. Stergis resigned from the Company’s Board of Directors.

On January 6, 2009, Mr. Kanzer (the then current Chairman) entered into an amended agreement with the Company which extended his employment agreement through January 9, 2010 with an annual salary of $1.  Also, Mr. Kanzer agreed to forego the $100,000 guaranteed bonus otherwise due to him on January 1, 2009.  The amount of $100,000 was recorded as a capital contribution during the first quarter of 2009. Mr. Kanzer reimburses the Company for the Company’s cost of Mr. Kanzer’s health insurance.  On March 29, 2009, Mr. Kanzer assumed the duties of the Chief Executive Officer and President until the appointment of Max Lyon, as  the Company’s Chief Executive Officer and President on June 26, 2009.

On April 9, 2009, the Company’s wholly owned subsidiary Healthmine, entered into an employment agreement with its President, David Newsome.  The Company paid a $10,000 signing bonus and pays a base salary of $120,000 per year.  The agreement also provides that the President is eligible for cash and non-cash bonuses at the end of each of the Company’s fiscal years during the term of the agreement at the discretion of the Company’s compensation committee.  The Company has also granted  a ten year option to purchase 120,000 shares of the Company’s common stock, exercisable at $0.56 per share, with 20,000 of the options vesting immediately, and the remainder vesting quarterly in equal increments over three years.   The fair value of the options totaled $67,200 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 209.00%, risk free interest rate of 2.96% and an expected life of 10 years.

On June 26, 2009, the Company entered into an employment agreement with Max Lyon to become the Company’s President and Chief Executive Officer.  Pursuant with the employment agreement Mr. Lyon received a base salary of $190,000 per year and was eligible for discretionary performance and transactional bonus payments.  Additionally, the Company granted Mr. Lyons a ten year option to purchase 400,000 shares of the Company’s common stock with an exercise price equal to the Company’s per share market price on the date of issue; 100,000 of the options vest immediately with the remainder vesting pro rata, on a monthly basis, over the following three years.   The fair value of the options totaled $152,000 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 203.8%; risk free interest rate of 3.52% and an expected life of 10 years. On February 6, 2010 Max Lyon resigned as CEO and Jim Kuo was thereby appointed CEO. In connection with his resignation, Mr. Lyon received a severance payment in the form of shares of stock valued at $22,613 pursuant to a Separation Agreement dated February 6, 2010 between Mr. Lyon and Adeona.

In connection with his appointment, Dr. Kuo entered into a three-year employment agreement with Adeona (the “Employment Agreement”).  Pursuant to the employment agreement, Dr. Kuo is entitled to an annual base salary of $199,000 and will be eligible for discretionary performance and transactional bonus payments.  Additionally, Dr. Kuo was granted options to purchase 400,000 shares of the Company’s common stock with an exercise price equal to the Company’s per share market price on the date of issue. Of these options, 100,000 vested immediately upon grant and the remainder vest pro rata, on a monthly basis, over the following thirty-six months. The fair value of the options totaled $327,680 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 204.5%; risk free interest rate of 3.59% and an expected life of 10 years.

The committee believes that all compensation paid or payable to its executive officers covered under Section 162(m) of the Internal Revenue Code will qualify for deductibility under such Section. The compensation committee is composed exclusively of non-employee independent directors.

DIRECTOR COMPENSATION

GENERAL

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2009 regarding the compensation of our directors who at December 31, 2009 were not also named executive officers.

	Fees earned		Other
Name	or paid in cash	Option awards (1)	compensation	Total
Jeffrey Kraws	$7,500	$4,416	$-	$11,916
James Kuo	$12,500	$4,416	$-	$16,916
Jeffrey Wolf	$12,000	$4,416	$-	$16,416

(1)
The amounts in the “Option awards” column reflect the dollar amounts recognized as compensation expense for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2009 in accordance with SFAS 123(R). The fair value of the options was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 235.18%, risk free interest rate of 3.24% and an expected life of 10 years.

During the first quarter of 2007, director compensation for independent members was approved at $2,000 per board meeting that they attend in person, $1,000 per telephonic board meeting and $500 per committee meeting.  In addition, we also grant independent members of our board of directors upon appointment to our board stock options to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant, and an additional 8,333 stock options each year.  We also reimburse our directors for travel and other out-of-pocket expenses incurred in attending board of director and committee meetings

LIMITS ON LIABILITY AND INDEMNIFICATION

Our articles of incorporation eliminate the personal liability of our directors to the Company and its stockholders for monetary damages for breach of their fiduciary duties in certain circumstances. Our articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission that indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.  On December 30, 2008, we entered into an indemnification agreement with each of our directors and officers at the time . The agreement confirms the obligations of the Company to indemnify the directors and officers to the fullest extent authorized by the Company’s bylaws and supplements the indemnification otherwise available to the covered person under the Company’s charter and bylaws. The indemnification agreement was described and filed as an exhibit to the Form 8-K filed by the Company with the Securities and Exchange Commission on January 6, 2009.

COMPENSATION COMMITTEE INTERLOCKS

During the last fiscal year, none of our executive officers served on the board of directors or compensation committee of any other entity whose officers served either on our board of directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding beneficial ownership of our common stock and warrants to purchase shares of our common stock as of September 23, 2010 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock (ii) each director; (iii) each named executive officer and all directors and officers as a group..

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below except as indicated is c/o Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, MI 48108. Except as otherwise indicated below, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of September 23, 2010, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name of Owner	Shares Owned		Percentage of Shares Outstanding
Accredited Venture Capital, LLC	7,086,380	(1)	30.69%
Steve H. Kanzer	7,732,684	(2)	33.49%
Firebird Capital	1,496,550	(3)	6.48%
Jeffrey J. Kraws	253,772	(4)	1.10%
Jeffrey Wolf, Esq.	49,999	(5)	*
James S. Kuo	183 ,332	(6)	*
Jeff Riley	25,000	(7)	*
All officers and directors as a group (5 persons)	8,061,455		34.91%

* represents less than 1% of our common stock

(1) Consists of 7,086,380 shares held in the name of Accredited Venture Capital, LLC.
(2) Consists of the 7,086,380 shares of common stock and 375,246 common shares, and 271,058 shares issuable upon stock options presently exercisable held directly in Mr. Kanzer’s name. Pharmainvestors, LLC is the managing member of Accredited Venture Capital, LLC, and Mr. Kanzer is the managing member of Pharmainvestors, LLC. As such, Mr. Kanzer may be considered to have control over the voting and disposition of the shares registered in the name of Accredited Venture Capital, LLC. Mr. Kanzer disclaims beneficial ownership of those shares, except to the extent of his pecuniary interest.
(3) Consists of 743,275 shares of common stock issued to Firebird Global Master Fund, Ltd and 743,275 shares of common stock issued to Firebird Global Master Fund II, Ltd. Firebird’s address is 152 West 57th Street, 24th Floor, New York, New York 10019.

(4) Assumes the exercise of a vested option to purchase 226,375 shares of our common stock presently exercisable.  Mr. Kraws’ address is c/o Adeona Pharmaceuticals, Inc. 3930 Varsity Drive, Ann Arbor, Michigan 48108.
(5) Assumes the exercise of an option to purchase 41,666 shares of our common stock. Mr. Wolf’s address is c/o Adeona Pharmaceuticals, Inc. 3930 Varsity Drive, Ann Arbor, Michigan 48108.
(6) Consists of options to purchase common stock.  Mr. Kuo’s business address is c/o Adeona Pharmaceuticals, Inc. 3930 Varsity Drive, Ann Arbor, Michigan 48108.  Excludes 266,667 options that vest monthly from on each monthly anniversary of his employment commencing the date he began employment.
(7) Consists of options to purchase common stock.  Mr. Riley’s address is c/o Adeona Pharmaceuticals, Inc. 3930 Varsity Drive, Ann Arbor, Michigan 48108.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All references to the number of shares and per share amounts have been retroactively restated to reflect a 3 for 1 reverse stock split, of all the outstanding common stock, stock options and stock warrants of the Company, which was effective on April 25, 2007.

During January 2001, we sold approximately $1.1 million of Series A Preferred Stock to Accredited Venture Capital, LLC, one of our largest shareholders,  which Steve H. Kanzer, our then Chairman indirectly was deemed to control. From 2002 until October 2006, we relied on non-interest bearing bridge loans from Accredited Ventures, Inc. (AVI), which is controlled by Steve H. Kanzer and is the managing member of Accredited Venture Capital, LLC. During this 5 year period, AVI loaned us $3,363,494 for no additional consideration. In connection with the private placement during October 2006, AVI agreed to convert these loans into units in the offering. As a result of the conversion of these loans, we issued 1,665,211 shares of common stock and 832,606 warrants to purchase common stock. In the merger, all shares of preferred stock were converted into common stock of the Company.

In connection with a private placement in October and November 2006, we engaged Accredited Equities Inc. (AEI), a company controlled by Steve H. Kanzer, our Chairman, as our placement agent. At the closing of our private placement during October and November 2006, we paid AEI the sum of approximately $639,844 as commissions for its services, of which $489,755 was paid to Mr. Stergis, a former managing director of AEI and former Vice Chairman and $68,850 was paid to Dr. Joseph Rudick, a former director, and a former registered representative of AEI.  A selected dealer not affiliated with AEI was paid a cash fee of $327,950. AEI also received a non-accountable expense allowance of $75,000 and a warrant to purchase 958,277 shares of common stock. Mr. Nicholas Stergis, our co-founder and former Vice Chairman, was the managing director of AEI and AVI in November 2006.  In January 2009, the placement warrants allocated to Accredited Venture Capital, LLC an affiliate of Mr. Kanzer were agreed to be cancelled.

As part of the October 2006 private placement, Adeona sold 99,104 shares of its common stock and 49,552 warrants to purchase common stock for total proceeds of $200,000 to entities controlled by Dr. Charles Bisgaier, our former President. As part of the same private placement, Adeona sold 49,552 shares of its common stock and 24,776 warrants to purchase common stock for total proceeds of $100,000 to the father of our Chairman. The terms on which their purchases were made were identical to the terms in which the other investors in these offerings purchased shares.

In connection with our acquisition of Effective Pharmaceuticals Inc. (EPI), Accredited Venture Capital, LLC, an affiliate of Mr. Kanzer, our then Chairman and Mr. Stergis, our then Vice Chairman, contributed their 65.47% equity ownership in EPI to Adeona for no additional consideration. During 2005, EPI paid $152,200 to AEI for placement agent services rendered in connection with the issuance of its Series B preferred stock. EPI also issued a warrant to purchase 171,225 shares of common stock to designees of AEI, including Mr. Kanzer and Mr. Stergis, current members of our board of directors and Dr. Rudick, a former board member. During March 2005, EPI repaid AVI for loans totaling $200,000 and AVI agreed to defer repayment of loans totaling $513,886 until the next financing or a merger of EPI. These EPI loans were converted into Units as part of our October 2006 private placement. During 2006, EPI paid $2,150 per month to AVI and until March 31, 2007 we paid AVI $1,000 per month for office space.

On January 5, 2007, we acquired the remaining 34.53% interest in our subsidiary EPI in exchange for 795,248 shares of our common stock and assumed a total of 34,685 options to purchase our common stock and 68,858 warrants to purchase our common stock. In connection therewith, Messrs. Kanzer and Stergis each exchanged their existing EPI warrants for 7,651 warrants to purchase our common stock.

In 2006 we entered into an agreement with Crystal Research Associates, LLC, a firm in which Mr. Kraws, one of our directors, is the CEO to write an executive information overview.  We paid Crystal Research Associates $35,000 for the generation of the report.

From April 2007 through July 1, 2008, Mr. Stergis served as our Vice Chairman on a part-time basis in Miami FL pursuant to which the Company paid Mr. Stergis an annual salary of $150,000.  From inception through October 2006, Mr. Stergis served as Chief Operating Officer of the Company on a part-time basis for an annual salary $72,000 per year.  Mr. Stergis served as our Chief Executive Officer from November 208 until March 2009 for an annual salary of $195,000 and was paid an additional $97,500 in severance in 2009.  See Employment Agreements.

During January 2009, we entered into a registration rights agreement with Accredited Venture Capital, LLC (AVC).  Pursuant to this agreement AVC agreed to cancel warrants to purchase 1,213,626 shares of common stock of the Company exercisable at $2.22 and 7,651 shares of common stock of Company exercisable at $3.30 per share. This cancellation results in a reduction of total outstanding shares on a fully diluted basis of the Company of approximately 4.7%. The Company also agreed to register for resale the 7,086,379 shares of common stock of the Company held by AVC under the Securities Act of 1933, as amended.  During February 2009, a resale registration statement covering these shares was declared effective by the SEC.  Steve H. Kanzer is the managing member of Pharmainvestors LLC, the managing member of Accredited Venture Capital LLC. Mr. Kanzer currently serves as a director of the Company.

In April 2009, we entered into an employment agreement with David A. Newsome, M.D., the President of our Healthmine LLC subsidiary for an annual salary of $120,000 per year.  See Employment Agreements.

In June 2009, we entered into an employment agreement with Max Lyon, to serve as our Chief Executive Officer and President at an annual salary of $190,000 per year.  Mr.  Lyons resigned from those  position in February 2010.  See Employment Agreements.

In February 2010, we entered into an employment agreement with Dr. James S. Kuo, our Chief Executive Officer, President and Chairman of the Board of Directors at an annual salary of $199,000 per year.  See Employment Agreements.

Pursuant to its charter, the Company’s Audit Committee, or one or more of its members with delegated authority, shall review and, if appropriate, approve all proposed related party transactions. Other than the transactions set forth above, there  were no related party transactions since the beginning of the last fiscal year.

PROPOSAL TWO
APPROVAL OF THE ADEONA PHARMACEUTICALS, INC. 2010 STOCK INCENTIVE PLAN

                 Our board of directors adopted, subject to stockholder approval, the Adeona Pharmaceuticals, Inc. 2010 Stock Incentive Plan in September 2010 (the “Plan”). In accordance with the listing standards of the NYSE AMEX, LLC, our board of directors is asking our stockholders to approve the Plan so that we may use the shares to assist us in achieving our goals of increasing profitability and shareholder value, while also receiving a federal income tax deduction for certain compensation paid under the Plan under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), and for qualifying shares issued pursuant to the Plan for certain tax treatment under Section 422 of the Code. To date, we have 22,690 and 624,277 shares available for issuance under our 2001 Stock Incentive Plan and our 2007 Stock Incentive Plan.

                 A summary of the principal provisions of the Plan is set forth below. This summary is qualified by reference to the full text of the Plan, which is attached to this proxy statement as Appendix B.

Purpose of the Plan

                 The board of directors believes that the Plan is necessary for the Company to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the Plan best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 16 individuals that would be eligible to participate in the Plan, of which 5 are directors or executive officers and 11 are employees.

Administration

                 The Plan generally will be administered by our board of directors, which may delegate administration of the Plan to the compensation committee of our board of directors. The administrator of the Plan will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan. The administrator of the Plan may modify outstanding awards as provided in the Plan.

Limitation on Awards and Shares Available

                 As of the date of this proxy statement, there are 3,000,000 shares of our common stock reserved for grants that may be made under the Plan. This number will not be increased unless it is in connection with an amendment to the Plan that is approved by a majority of the Company’s stockholders.

Eligibility

                 Persons eligible to participate in the Plan include all of our employees, directors and consultants.

Awards

                 The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted.

                 The Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.

                 Stock Options . The Plan administrator may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

                 Stock Appreciation Rights . The Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Plan administrator and as set forth in the stock appreciation right award agreement.

                 Restricted Stock . Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

                 Other Awards . The Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

                 Our board of directors may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE AMEX, LLC or any other market or stock exchange on which the common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the Plan, or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the Plan.

                 Our board of directors may terminate the Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on September 27, 2020, ten years from the original effective date.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the Plan.

Federal Income Tax Consequences

                 The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

                 Grant . There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

                 Exercise . The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

                 Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

                 The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

                 Qualifying Disposition . If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

                 Disqualifying Disposition . If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

                 Other Disposition . If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

                 Alternative Minimum Tax . Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

                 For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

                 There are no federal income tax consequences to the Company by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

                 There are no tax consequences to the participant or the Company by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

                 Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

                 However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

                 Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation and any tax withholding condition, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

                 Beginning in November, 2006, we have granted 394,179 options with a weighted average exercise price of $5.17 under the Adeona Pharmaceuticals, Inc 2007 Stock Incentive Plan. Of these options, 161,566 were granted to members of the board of directors, 120,834 were granted to employees and 111,779 were granted to consultants.

If the Plan is approved by our stockholders, the only additional grants that are currently determinable are the annual stock option awards that we expect to make beginning for our fiscal year ending December 31, 2010 to our independent directors. The following table summarizes these stock option grants that we expect to make beginning for our fiscal year ending December 31, 2010:

NEW PLAN BENEFITS

2010 Stock Incentive Plan

Name and Position	Dollar Value ($)		Number of Stock Options
	(1)
Jeffrey Kraws		(1)	8,333
Jee Riley		(1)	8,333
Jeff Wolf		(1)	8,333
Non-Executive Independent Directors Group		(1)	33,332

(1) The dollar value is currently not determinable as these stock options will be granted at the fair market value of the common stock on the date of grant.

       OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE ADEONA PHARMACEUTICALS, INC. 2010 STOCK INCENTIVE PLAN AND TO AUTHORIZE THE RESERVATION OF 3,000,000 SHARES OF OUR COMMON STOCK FOR ISSUANCE UNDER THE PLAN.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMINDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Berman & Company, P.A. has been our independent registered public accounting firm since June 2006.

Ratification of the selection of Berman & Company, P.A. by our stockholders is not required by law. As a matter of policy, however, the selection is being submitted to our stockholders for ratification at the annual meeting.

We anticipate that representatives of Berman & Company, P.A. will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Berman & Company, P.A. will be afforded an opportunity to make a statement if they so desire.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF BERMAN & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2010.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our audit committee reviews our financial reporting process on behalf of our board of directors. In January 2007, our board of directors adopted a written charter for our audit committee and re-evaluates it annually in connection with the filing of our annual report on Form 10-K with the Securities and Exchange Commission. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the annual report on Form 10-K for our fiscal year ended December 31, 2009 with our management and our independent registered public accounting firm, Berman & Company, P.A. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. Berman & Company, P.A. is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee (i) discussed with Berman & Company, P.A. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (ii) received the written disclosures and the letter from Berman & Co., P.A. required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees ), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and (iii) discussed with Berman & Company, P.A. its independence. The audit committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us is compatible with maintaining Berman & Company, P.A.’s independence.

You should note the members of our audit committee are not full-time employees of the Company and are not performing the functions of auditors or accountants.  Accordingly, it is not the duty or responsibility of the audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.  Members of the audit committee necessarily rely on the information provided to them by management and the independent auditors.  Accordingly, the audit committee’s considerations and discussions referred to above do not constitute assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact independent.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors (and our board of directors approved) (i) that the audited financial statements be included in our annual report on Form 10-K for our fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission, and (ii) that, subject to stockholder ratification, Berman & Company, P.A. be appointed as our independent registered public accounting firm for 2010.

Jeff Riley
Jeff Wolf

AUDIT FEES AND ALL OTHER FEES

The aggregate fees, including expenses, billed to us for the years ended December 31, 2009 and 2008 for profession services by Berman & Company, P.A., our independent registered public accounting firm for each of those years were as follows:

Aggregate fees including expenses billed to us for the years ended December 31, 2009 and 2008, for processional services performed by Berman & Company, P.A. were as follows:

	2009	2008
Audit Fees and Expenses	$63,500	74,000
Audit-Related Fees	54,140	0
Tax Fees	0	0
All Other Fees	0	0
Total	$117,640	74,000

Audit Committee Pre-Approval Policy

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by your Audit Committee.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our annual report on Form 10-K for the fiscal year ending December 31, 2009 filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2009 annual report on Form 10-K as filed with the Securities and Exchange Commission. Your request should be mailed to Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3930 Varsity Drive, Ann Arbor, MI 48108. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at www.adeonapharma.com and clicking on “Investor Relations,” then on “SEC Filings.”

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as householding,” potentially means extra convenience for shareholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our shareholders may be householding our shareholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3930 Varsity Drive, Ann Arbor, Michigan 48108 or by calling us at (734) 332-7800. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS

Stockholder proposals which are intended to be presented at the 2011 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company by June 2, 2011 and must also be received a reasonable time before it begins to print and send its proxy materials for that meeting.

A stockholder who intends to present business, including the election of a director, at the 2011 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company’s By-Laws.  Stockholders should consult the Company’s Amended and Restated By-Laws to ensure that all of the specific requirements of such notice are met.

Available Information on Corporate Governance and SEC Filings

            Through its website (www.adeonapharma.com), the Company makes available, free of charge, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The Company also makes the following documents available on its website: the Audit Committee Charter; the Compensation Committee Charter; the Nominating Committee Charter;the Company’s Code of Ethical Conduct; and the Company’s Code of Ethics for CEO and Senior Financial Officers. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Corporate Secretary, 3930 Varsity Drive, Ann Arbor, Michigan 48108.

No person is authorized to give any information or make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

ADEONA PHARMACEUTICALS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

IN CONNECTION WITH THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 A.M. (EASTERN TIME) ON NOVEMBER 2, 2010

PROXY: STEVE H. KANZER AND JAMES S. KUO, or either of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote at the 2010 Annual Meeting of Stockholders of Adeona Pharmaceuticals, Inc. and at any adjournment(s) or postponement(s) of that meeting.

WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

THE BOARD OF DIRECTORS OF ADEONA PHARMACEUTICALS
RECOMMENDS THAT YOU VOTE
FOR ALL NOMINEES LISTED IN PROPOSAL 1
FOR PROPOSAL 2
AND
FOR PROPOSAL 3

PROPOSAL 1. Election of the following director nominees to serve for the following year and until his successor is elected:

Nominees are: Steve H. Kanzer, Jeffrey J. Kraws, James S. Kuo, Jeff Riley, and Jeff Wolf.

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)
☐	☐

PROPOSAL 2. Approval of the 2010 Stock Incentive Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3. Ratification of the selection of Berman & Company, P.A. as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Dated:

Signature(s) of Stockholder(s)

Title

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

ADEONA PHARMACEUTICALS, INC.
2010 STOCK INCENTIVE PLAN

ARTICLE I
GENERAL

1.1 Purpose

       The purpose of the Adeona Pharmaceuticals, Inc. 2010 Stock Incentive Plan (the “Plan”) is to provide an incentive for the employees, directors, and consultants to Adeona, Pharmaceuticals, Inc. (the “Company” or  Adeona”) and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company and (c) to acquire a proprietary interest in the success of the Company.

1.2 Administration

       1.2.1 The Plan shall be administered by the Compensation Committee (the “Committee”) of the board of directors of the Company (the “Board”), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a “non-employee director” within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of “non-employee directors”. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the members of the Committee shall be “outside directors” within the meaning of section 162(m).

       1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to amend the Plan to reflect changes in applicable law, (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares of the Company’s common stock, par value $.001 (the “Common Stock”), other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended, and (h) to determine whether, to what extent and under what circumstances cash, shares of the Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

       1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

       1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

       1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

       1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3 Persons Eligible for Awards

       Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, “key persons”) as the Committee shall in its discretion select.

1.4 Types of Awards Under the Plan

       Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units and (f) other stock-based awards, all as more fully set forth in Article II. The term “award” means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5 Shares Available for Awards

       1.5.1 The total number of shares of the Common Stock which may be transferred pursuant to awards granted under the Plan shall not exceed 3,000,000. Such shares may be authorized but unissued shares of the Common Stock or authorized and issued shares of the Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Stock delivered by the Company, any shares of Stock with respect to which awards are made by the Company and any shares of Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

       1.5.2 Upon certain changes in Stock, the number of shares of Stock available for issuance with respect to awards under the Plan, as set forth in Sections 1.5.1 and 1.5.2, shall be adjusted pursuant to Section 3.7.1.

       1.5.3 Except as provided in this Section 1.5 and in Section 2.3.7, there shall be no limit on the number or the value of the shares of Stock that may be subject to awards to any individual under the Plan.

1.6 Definitions of Certain Terms

       1.6.1 The “Fair Market Value” of a share of Stock on any day shall be determined as follows.

       (a) If the principal market for the Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

       (b) If the Market is the Over the Counter Bulletin Board or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or

       (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Committee.

       1.6.2 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “nonqualified stock option.”

       1.6.3 The term “employment” means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee’s association with the Company or a subsidiary as a director, consultant or otherwise.

       1.6.4 A grantee shall be deemed to have a “termination of employment” upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee’s association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee’s employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

       1.6.5 The term “cause,” when used in connection with termination of a grantee’s employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence, of or in addition to, as the case may be, such an employment agreement provision, “cause” means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.

ARTICLE II
AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

       Each award granted under the Plan shall be evidenced by a written agreement (“Plan Agreement”) which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders’ agreement with respect to any shares of Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Committee may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Committee shall determine, including cash, shares of Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Committee. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2 No Rights as a Shareholder

       No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.

2.3 Grant of Stock Options and Stock Appreciation Rights

       2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, “options”) to purchase shares of the Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

       2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

       2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of the Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of the Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

       2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of the Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of the Common Stock.

       2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

       2.3.6 The Committee may in its discretion include in any Plan Agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of the Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of the Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of the Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

       2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

       2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4 Exercise of Options and Stock Appreciation Rights

       Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

       2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

       2.4.2 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of the Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

       2.4.3 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of the Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee’s stockbroker.

2.5 Termination of Employment; Death

       2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee’s employment for any reason (including death).

       2.5.2 If a grantee’s employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

       2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee’s awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee’s death or the expiration date of the award. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.3 and 3.7 hereof.

2.6 Grant of Restricted Stock

       2.6.1 The Committee may grant restricted shares of Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

       2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee’s name a certificate or certificates for the shares of the Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

       2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

       2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

       2.6.5 During the 120 days following termination of the grantee’s employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee’s estate) any amount paid by the grantee for such shares.

2.7 Grant of Restricted Stock Units

       2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

       2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee’s employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

       2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of the Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of the Common Stock.

2.8 Other Stock-Based Awards

       The Committee may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of the Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Common Stock.

ARTICLE III
MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

       3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

       3.1.2 Stockholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

       3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2 Tax Withholding

       3.2.1 As a condition to the receipt of any shares of the Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

       3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of the Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of the Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3 Restrictions

       3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

       3.3.2 The term “consent” as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4 Nonassignability

       Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.5 Notification of Election Under Code Section 83(b)

       If any grantee shall, in connection with the acquisition of shares of the Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6 Notification Upon Disqualifying Disposition

       If any grantee shall make any disposition of shares of the Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7 Adjustment Upon Changes in Stock

       3.7.1 Shares Available for Grants . In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5.1, and the individual annual limit described in Section 1.5.2, shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of the Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of the Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 162 of the Code), to cease to so qualify.

       3.7.2 Outstanding Restricted Stock and Restricted Stock Units . Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or otherwise treated as was the certificate for the underlying share of restricted stock, pursuant to Section 2.6.3 hereof.

       The Committee may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of restricted stock units, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.

       3.7.3 Outstanding Options and Stock Appreciation Rights — Increase or Decrease in Issued Shares Without Consideration . Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of the Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of the Common Stock of each such option and stock appreciation right.

       3.7.4 Outstanding Options and Stock Appreciation Rights — Certain Mergers . Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

       3.7.5 Outstanding Options and Stock Appreciation Rights — Certain Other Transactions . In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(i)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full  consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right  was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of the Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation  right;

(ii)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted, for each share of the Common Stock subject to such option or stock appreciation right, respectively, the property (including cash) received by the holder of a share of the Common Stock as a result of such event; or

(iii)
provide for the exchange of each option and stock appreciation right outstanding immediately prior  to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

       3.7.6 Outstanding Options and Stock Appreciation Rights — Other Changes . In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7.3, 3.7.4 or 3.7.5 hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of the Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

       3.7.7 No Other Rights . Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of the Common Stock subject to an award or the exercise price of any option or stock appreciation right. Except as otherwise provided in Section 3.7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.8 Right of Discharge Reserved

       Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9 Nature of Payments

       3.9.1 Any and all grants of awards and issuances of shares of the Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

       3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

       The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11 Other Payments or Awards

       Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

       The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

       3.13.1 The Plan was adopted by the Board on September 27, 2010, subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

       3.13.2 Unless sooner terminated by the Board, the Plan will terminate on the close of business on September 27, 2020, ten years from the original effective date. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14 Governing Law

       All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflict of laws.